Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2012
Supplemental Cash Flow Information

Note 19—Supplemental Cash Flow Information

During the years ended December 31, 2012 and 2011, we paid $70.9 million and $3.0 million of interest, net of amounts capitalized, respectively. During the year ended December 31, 2010, all amounts paid for interest were capitalized. During the years ended December 31, 2012, 2011 and 2010, we paid income taxes of $19.3 million, $0.5 million, and $0, respectively.

Capital expenditures in our consolidated statements of cash flows include the effect of changes in accrued capital expenditures, which are capital expenditures that were accrued but unpaid at period end. We have included these amounts in accounts payable, accrued expenses and accrued interest in our consolidated balance sheets as of December 31, 2012 and 2011. During the years ended December 31, 2012, 2011 and 2010, capital expenditures includes the decrease in accrued capital expenditures of $4.0 million and the increase in accrued capital expenditures of $1.3 million and $79.4 million in our consolidated statements of cash flows, respectively.

During the years ended December 31, 2012, 2011 and 2010, non-cash amortization of deferred financing costs and accretion of debt discount totaling $3.6 million, $13.2 million and $3.0 million, respectively, were capitalized to property and equipment. Accordingly, these amounts are excluded from capital expenditures in our consolidated statements of cash flows for the years ended December 31, 2012, 2011 and 2010.